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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):       August 20, 1997
                                                            ---------------

                                 DBT ONLINE, INC.
                ---------------------------------------------
               (Exact Name of Registrant Specified in Charter)

     Pennsylvania                 0-9111-99                  85-0439411
 ---------------------      ---------------------        ------------------
    (State or Other            (Commission File          (I.R.S. Employer
    Jurisdiction of                Number)              Identification No.)
     Incorporation)




    5550 W. Flamingo Road, Suite B-5
            Las Vegas, Nevada                               89103
-----------------------------------------             ----------------
(Address of Principal Executive Offices)                 (Zip Code)




 Registrant's telephone number, including area code:         (702) 257-1112
                                                         ---------------------


        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         The registrant hereby incorporates by reference the press release dated August 20, 1997 attached hereto as Exhibit 5.1.
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DBT ONLINE, INC.
                                      (Registrant)


                                 By  \s\ Timothy M. Leonard
                                    -------------------------------------------
                                       Timothy M. Leonard
                                       Vice President, Finance, Treasurer, and
                                       Chief Financial Officer


Dated:  August 22, 1997
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                                 EXHIBIT INDEX

         Exhibit
         Number           Description
         ------           -----------
           5.1            August 20, 1997 press release: DBT Online Names
                          Lieppe New President and CEO.